UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                                   PHAZAR CORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)


           0-12866                                 75-1907070
     ----------------------             -------------------------------
    (Commission File Number)           (IRS Employer Identification No.)



          101 S.E. 25th Avenue Mineral Wells, Texas        76067
          -----------------------------------------      --------
          (Address of Principal Executive Officers)     (Zip Code)




   Registrant's telephone number, including area code:   (940) 325-3301
                                                         --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

         On October 4, 2004, YDI Wireless, Inc. and Phazar Corp. issued a press release announcing that they had signed a third amendment to the merger agreement relating to the contemplated merger of the two companies.

         The September 30, 2004 third amendment changed the mechanical structure of the transaction from a reverse triangular merger to a forward triangular merger. In substance, that means that the merger would be accomplished mechanically by Phazar merging with and into Stun Acquisition Corporation, YDI's merger subsidiary, rather than Stun Acquisition merging with and into Phazar. This was done for tax reasons so the merger could be treated as a tax-free reorganization rather than a taxable transaction to the Phazar stockholders. Phazar would still end up as a wholly-owned subsidiary of YDI, and Phazar stockholders would still receive 1.2 shares of YDI common stock for each share of Phazar common stock they own.

         The foregoing description of the merger agreement, as amended, and the September 30, 2004 amendment thereto does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by YDI with the Securities and Exchange Commission on November 5, 2003, and of the September 30, 2004 amendment thereto, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference. A copy of the October 4, 2004 press release is filed as Exhibit 99.1 and is incorporated by reference.

Where You Can Find Additional Information

         YDI expects to file with the Securities and Exchange Commission a registration statement on Form S-4 relating to the contemplated acquisition of Phazar, which is expected to include a proxy statement/prospectus of YDI and Phazar. YDI and Phazar urge their stockholders to read both the registration statement and the proxy statement/prospectus carefully when they become available because those documents will contain important information about YDI, Phazar, the acquisition, the persons soliciting the proxies relating to the acquisition, their interests in the transaction, and related matters. Investors and security holders will be able to obtain free copies of these documents through the SEC's website at http://www.sec.gov and from the each of the companies' Investor Relations departments.

         YDI and its executive officers and directors and Phazar and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Phazar with respect to the transactions contemplated by this Form 8-K. Information regarding YDI's officers and directors is included in YDI's proxy statement, dated August 17, 2004, filed with the SEC on August 17, 2004, which is available free of charge at the SEC's website. Information regarding Phazar's officers and directors is included in Phazar's Form 10-KSB, dated July 30, 2004, filed with the SEC on August 6, 2004, which is available free of charge at the SEC's website. These two documents are available free of charge from each of the companies' Investor Relations departments.

 Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits

         See Exhibit Index.
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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHAZAR CORP

      Date:  October 6, 2004         By: /s/ Clark D. Wraight
                                         ------------------------------------
                                         Clark D. Wraight
                                         Vice President

                                  EXHIBIT INDEX

         Number           Title

          2.1 Amendment No. 3 to Agreement and Plan of Merger, dated as of September 30, 2004, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

          99.1            Press release dated October 4, 2004.